2013 and Beyond Analyst Day New York, NY December 4, 2012 NASDAQ: LGND

2 The following presentation contains forward-looking statements regarding Ligand’s prospects, plans and strategies, drug development programs and collaborations. Forward-looking statements include financial projections, expectations regarding research and development programs, and other statements including words such as “will,“ “should,” “could,” “plan,” etc. Actual events or results may differ from Ligand’s expectations. For example, expense reductions and drug development programs may not be realized and there can be no assurance that Ligand will achieve its guidance in 2012 or thereafter or that third party research summarized herein is correct or complete. The forward-looking statements made in the presentation are subject to several risk factors, including, statements regarding intent, belief, or current expectations of the Ligand, its internal and partnered programs, including Promacta®, Kyprolis™, and Melphalan, Ligand’s reliance on collaborative partners for milestone and royalty payments, royalty and other revenue projections based on third party research, regulatory hurdles facing Ligand's and partner's product candidates, uncertainty regarding Ligand's and partner's product development costs, the possibility that Ligand's and partner's drug candidates might not be proved to be safe and efficacious and commercial performance of Ligand's and/or its partner's products, risks related to Ligand’s internal controls, its compliance with regulations, accounting principles and public disclosure, and other risks and uncertainties described in its public filings with the Securities and Exchange Commission, available at www.sec.gov. Additional risks may apply to forward- looking statements made in this presentation. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect our good faith beliefs (or those of the indicated third parties) and speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Ligand undertakes no obligation to revise or update this presentation to reflect events or circumstances or update third party research numbers after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Safe Harbor Statement

3 Ligand . . . 2013 and Beyond • Today Ligand is at a major corporate inflection point • Company projected to produce significant growth of • Revenue • Profitability • Operating Cash Flow • Our “Shots-on-Goal” business model is projected to continue to drive the business for years to come

4 1) General Overview John Higgins • Business Model • Major Inflection Point • Growth Drivers 2) Financial Overview and Outlook John Sharp 3) R&D Model and Captisol Matt Foehr 4) Antiplatelet Market Simona Skerjanec and MDCO-157 The Medicines Company 5) “Shots-on-Goal” and Select Nishan de Silva Portfolio Assets Agenda

“Shots-on-Goal” Business Model

6 Biotech Performance and Value Creation Perceived Value Positive Data NDA Actions Product Launch Real Value Sustainable Cash Flow Positive events might impact a stock price, but a company has not created real value unless it generates sustainable cash flow Event Value Created Ligand’s Top Priority

7 Strong Financials Diversified Risk Robust Growth Engine Ligand: A Unique Biotech Investment Company Projects Above-Average Growth, Below-Average Risk

8 • Most programs fail in biotech/pharma R&D • BUT, not all • Ligand’s business model is premised on these basic principals — The more programs in development the more likely you will have success — A company does not need to retain full program rights to generate significant revenue and cash flow “Shots-on-Goal” Business Model

9 • Ligand has two primary business objectives: — Drive R&D to earliest inflection point for partnering — Acquire assets efficiently to further build portfolio • The RESULT: — High-margin revenue — Lower costs — Portfolio diversity “Shots-on-Goal” Business Model

10 Six years ago, Ligand had 9 programs Today, Ligand has 70 Partnered Programs Bold Expansion of Partnered Portfolio

11 Business Model: Focused 22-Person Team Business Development Investment Banking Private Equity Venture Capital Health Care Management Consulting Big Pharma Biotech Research Chemistry Biology Pharmacology Formulation Sciences Operations Supply Chain Technical Operations and Quality Administration Legal Accounting Communications

12 1) Hunting for new drugs – research 2) Licensing – finding, creating and managing deals 3) Acquiring and integrating assets/companies 4) Serving partners and customers for drug formulations Business Model: Core Competencies

Major Inflection Point

14 Ligand is uniquely positioned to generate significant cash flow per share – High-quality revenue – High gross margins – Low operating costs – Significant tax assets – Low share count Ligand . . . 2013 and Beyond

Strong Financials Revenue: 4 major drivers of revenue Expenses: Low cost structure. Revenue expected to grow even without additional investments Tax Assets: More than half a billion dollars Share Count: 20 million Given major positive developments for revenue drivers, low costs and significant tax assets, company is in a very attractive growth position 15 • Promacta • Captisol • Kyprolis • License and Milestones

$ m ill io n s Promacta: Accelerating Royalty Revenue 16 $2.5 $2.0 $1.5 $1.0 $0.5 $0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2009 2010 2011 2012 Ligand royalties based on prior quarter product sales Q4 2012 royalty to be reported in Ligand’s year-end results $3.0 $3.5 Royalty revenue accelerating on higher quarterly revenue and higher royalty rates

17 $ m ill io n s Revenue Projections … …Yield these Royalty Projections $ m ill io n s High Low Average Sales figures converted from GBP to USD Conversion rate = 1.6 Values calculated on a one quarter lag 5 GSK covering analysts reports as of 11/9/12 Promacta Projections: GSK Sell-Side Analysts

Kyprolis Projections: ONYX Sell-Side Analysts 18 11 ONYX covering analysts reports as of 11/9/12 Values calculated on a one quarter lag Revenue Projections … …Yield these Royalty Projections $ bi lli o n s $ bi lli o n s High Low Average

$0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2010 2011 2012 2013 2014 2015 2016 2017 Other Conbriza Nexterone Avinza Kyprolis Promacta Actual Projections 19 *One quarter lag Promacta: 5 GSK covering analysts reports as of 11/9/12 Kyprolis: 11 ONYX covering analysts reports as of 11/9/12 $ m ill io n s Accelerated growth due to new approvals, higher royalty rates Major Inflection Point: Projected Royalties Excludes any new product royalties, Captisol sales or partner payments

20 • 40% annual revenue growth projected for next two years — 2013: $41 million to $44 million — 2014: > $60 million • 5% annual expense growth — Annual operating expenses $26 million to $28 million • 200% earnings per share growth 2014 over 2013 — 2013 > $0.35 — 2014 > $1.05 • Pay down debt and build cash war chest Two-Year Financial Outlook And Projections

21 1) Acquire assets or companies to continue building fully-funded “Shots-on-Goal” portfolio or 2) Return capital to shareholders through share repurchases and/or dividends What Does Ligand Plan To Do with Its Excess Cash?

Growth Drivers

23 • 70 partnered programs • Realistically, not all will make it to market considering standard biotech success rates • But, given current program status, here is how new products could enter the market through 2020 Significant Growth Potential from New Products Year 2013 2014 2015 2016 2017 2018 2019 2020 Potential New Commercial Products 1 2 3 1 3 2 15 29 Cumulative Potential Commercial Products 8 10 13 14 17 19 34 63 • Six new products could launch over next three years, doubling the number of products currently generating Ligand revenue

24 • Clear evidence the “Shots-on-Goal” model is working — Multiple late-stage events over past 12 months with new products advancing to market — Continued further expansion of “Shots-on-Goal” portfolio Significant Growth Potential from New Products

Financial Overview and Outlook John Sharp Vice President, Finance and Chief Financial Officer

Efficient Operating Costs 26 $ m ill io n s Combined R&D and G&A Do not need to increase costs to grow revenue Reduced headcount and shut down of non-core facility

2012 Cost Structure 27 • Annual costs split into four main categories with one-fourth of expenses non-cash • Efficient cost structure that supports activities to further expand the “Shots-on-Goal” portfolio Fixed costs Facilities, insurance, taxes and public company expenses Personnel costs Variable costs R&D project costs, legal, consultants and travel Non-cash costs stock-based compensation, depreciation and amortization

Tax Assets • Ligand has three types of tax assets — Net operating loss carryforwards (NOLs) — Tax credits — Future tax deductions 28

Tax Assets: NOLs Net operating loss carryforwards (NOLs) • Prior-year tax losses that may be carried forward to offset future taxable income • $480 million of federal NOLs (~$435 million unrestricted) • $140 million of state NOLs 29

Tax Assets: Credits Tax Credits • Credits for R&D expenses generated in prior years can be used to offset future tax payments due • $19.5 million of federal R&D tax credits • $17.5 million of state R&D tax credits 30

Tax Assets Future tax deductions • Deductions already recorded for book purposes but will be deductible for tax purposes in the future • Significant amount relates to R&D expenses capitalized in prior years and will be amortized as expensed over the subsequent 5 to 10 years • $90 million of future federal NOLs (capitalized R&D) 31

Summary of Tax Assets • NOLs: — $480 million of federal NOLs (~$435 million unrestricted) — $140 million of state NOLs • Tax credits: — $19.5 million of federal R&D tax credits — $17.5 million of state R&D tax credits • Future deductions: — $90 million of future federal NOLs (capitalized R&D) 32 Based on current outlook, we expect to utilize the majority of our tax assets over the next 6 to 8 years

Projected Tax Expense • Ligand currently has a full “valuation allowance” against its deferred $190 million tax assets – Until “valuation allowance” is released, annual book tax expense is equal to $0.5 million plus actual taxes paid • Upon reaching consistent, multi-year profitability, Ligand will release the “valuation allowance” and record a tax benefit of approximately $190 million – Subsequent to the release of the “valuation allowance”, annual book expense will be equal to taxable income multiplied by the statutory rate (~38%) – Actual tax payments expected to be < 2% of pre-tax income 33 For Illustration Purposes 2013 2014 2015 2016 2017 Book tax rate 5% -613% 38% 38% 38% Taxes paid rate* 2% 2% 2% 2% 2% * Assumes no future section 382 ownership changes to limit NOL use

Projected Revenue Composition 34 $30-$31 $41-$44 > $60 By 2014, royalties projected to make up > 70% of total revenues $ m ill io n s

2013 – 2014 Revenue Buildup • Royalty revenue: — Based on sell-side analyst projections for Promacta and Kyprolis • Captisol sales: — Projected to be between $13 and $16 million per year • License/milestones: — Projected to be between $3 and $5 million per year based on potential milestones for existing deals — Does not include significant new deals 35

Gross Margins • Royalties – 100% gross margin • License and Milestone payments – 100% gross margin • Captisol Material Sales – Projected 60% gross margin for 2013 and 2014 — Cost of goods % dependent on type of sale — Clinical: ~80% gross margin — Commercial: ~50% gross margin • For 2013 and 2014, majority of revenue will be derived from royalties and license/milestone payments 36 Projected ~ 90% gross margin for combined projected revenue in 2013 and 2014

2012 Financial Guidance 37 ($ in millions) Revenue Royalties 4.7$ - 4.9$ 14.0$ - 14.2$ Material sales 5.2 - 5.8 9.4 - 10.0 License and other 2.3 - 2.5 6.6 - 6.8 12.2$ - 13.2$ 30.0$ - 31.0$ Cost of goods sold 40% 35% Combined R&D and G&A 5.9$ - 6.4$ 26.0$ - 26.5$ EPS - Continuining operations 0.14$ - 0.18$ (0.13)$ - (0.09)$ EPS - Discontinued operations -$ 0.18$ Full Year 2012 4th Quarter 2012

Ligand’s R&D Model Matt Foehr Executive Vice President and Chief Operating Officer

39 • Steady, thoughtful and selective R&D investment • Partnering-driven, diversified, backed by strong science ― Drive R&D to earliest inflection point for partnering • Focus on de-risking, through internal or external milestones, with a goal of partnering ― Leverage ripening science and landscape evolution ― External milestones - allowing others’ investments to build value • Over 15 internal R&D programs, but we focus investment on a select few each year Ligand’s R&D Model Targeted, value-based project advancement

Program Indication Pre-clinical Phase l Phase Il Captisol-enabled Melphalan SARM Glucagon Recept Antagonist Oral GCSF ASCT HepDirect® Nuc Delivery HCV Captisol-enabled Topiramate Seizure Muscle Wasting Diabetes Neutropenia Captisol-enabled Lamotrigene Seizure Additional programs covering Pain, Oncology and Respiratory, among others, also available for licensing. • Diverse asset base to fuel future partnering 40 Ligand’s Unpartnered Assets

• Obtained through Metabasis acquisition ― Differentiated novel agent with strong IP position ― Highly potent and selective ― Proven effective in multiple animal models ― Robust PK, predicting once-daily oral dosing ― IND-enabling safety studies completed to support IND • Glucagon receptor antagonism is a validated target with recent Phase 2 clinical data ― Lilly’s LY2409021 successful in type 2 diabetes 41 LGD-6972: Glucagon Receptor Antagonist

A Platform for Continued Growth

43 • Meets enduring and growing industry need ― Formulation solubility and stability • The right technology at the right time ― Combinatorial chemistry and high-throughput screening advances greatly increased the number of promising compounds that have solubility issues ― High quality manufacture and vast safety database Platform for Continued Growth

10,000 8,000 6,000 4,000 2,000 0 1980 1985 1990 1995 2000 2005 2010 Year Nu m b e r of p u bl ic at ion s Solubility publications High-throughput screening publications Introduction of HT screening in the mid 1990's accelerated drug discovery and the need for proven solubility technologies Increasing Needs 44

45 • Makes major drugs possible ― Kyprolis™, V-FEND i.v. • Makes existing drugs better ― Clopidogrel i.v. (MDCO-157), Nexterone®, Melphalan Platform for Continued Growth

46 • Paying us today ― Captisol royalties positioned for growth • Existing deals already in partner pipelines ― Over 30 Captisol “Shots-on-Goal” • New deals and customers being added ― Anticipated source of future deals Platform for Continued Growth

47 Single NCE Multiple compounds Oral-I.V. switch, lifecycle management, with clinical data Partner cannot formulate candidate Partner has pipeline of insoluble compounds Partner needs late-stage product with clear development path License fees Milestones Royalties • Illustrative deal structures. Multiple ways to create value Value Proposition/ Need Deal Scope General Terms Single Compound Deal Platform Deal Enabled Product Deal License fees Milestones Royalties License fees Milestones Royalties Platform for Continued Growth

• Use of Captisol – Active ingredient is more soluble, better absorption – Less active used, better efficacy/safety profile, ultimately lower drug cost 48 • Captisol is critical to the Kyprolis formulation – Solubility issues led to unacceptably high drug loads during early development – Captisol solved these issues Kyprolis: Case Study

49 Illustrative Proportional Quantity: Captisol-to-API in a finished drug dose 60 mg 3,000 mg Captisol API

50 • Q3 2012 Commercial Performance – Early launch performance exceeded analyst expectations, $18.6 million in first partial quarter – Onyx beginning to “unlock the significant potential for Kyprolis” • Ligand’s Royalty Up to, and including $250 million $251 million to $500 million $501 million to $750 million Above $750 million 1.5% 2% 2.5% 3% Kyprolis: Case Study • Royalty rates: — Up to, and including $250 million: 1.5% — $250 to $500 million: 2.0% — $500 to $750 million: 2.5% — More than $750 million: 3.0%

51 Kyprolis Revenue: ONYX Analyst Projections $ b ill io n s High Low Average 11 ONYX covering analysts reports as of 11/9/12

52 • Executed Platform license deal in Q4 2011 • Lilly permitted to nominate an unlimited number of Captisol-enabled candidates from their internal pipeline – $1 million up-front – Milestones and royalties undisclosed • Significant player putting major resource behind Captisol- enabled programs Lilly: Case Study

53 • Ligand licensed worldwide exclusive rights to The Medicines Company for Captisol-enabled i.v. Clopidogrel (active ingredient in Plavix®) • Novel I.V. form - onset of action, important in critical care setting • Ligand completed CMC and early clinical PK studies, enabling higher economics in licensing • MDCO-157 is an important solution in acute medicine, now in the hands a global leader in the field MDC0-157: Case Study

& Value growth in hospital acute intensive medicine Simona Skerjanec, VP, Global Competitive Strategy December 4, 2012

THE MEDICINES COMPANY Acute | Intensive Care Medicine NASDAQ: MDCO Slide 55 Legal notices Forward looking statements Statements contained in these slides about The Medicines Company (the “Company”), the Company's products and product candidates, the timing of clinical trial results, regulatory submissions, product or indication launches, the Company’s future financial and operating results, and future opportunities for the Company, that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words "believes", "anticipates", "plans", "expects", "intends", "potential", "estimates" , "outlook" and similar expressions are intended to identify forward- looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the extent of the commercial success of Angiomax® (bivalirudin), Cleviprex® (clevidipine) and ready to use Argatroban; whether the Company's product candidates will advance in the clinical trials process on a timely basis or at all; whether the clinical trial results will warrant submission of applications for regulatory approval; whether the Company's product candidates will receive approvals from regulatory agencies; and such other factors as are set forth in the risk factors detailed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission including, without limitation, the risk factors detailed in the Company's Quarterly Report on Form 10-Q filed with the SEC on November 9, 2012, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward- looking statements. This presentation is for investor purposes only.

THE MEDICINES COMPANY Acute | Intensive Care Medicine NASDAQ: MDCO Slide 56 The Medicines Company Acute | intensive care hospital focus To save lives, alleviate suffering and improve the economic efficiency of the ~3,000 leading acute | intensive care hospitals in the world Purpose Lead in customer value: solutions | knowledge Lead in portfolio depth and breadth Hire leading people: deliver industry leading metrics Leader in financial performance Vision

THE MEDICINES COMPANY Acute | Intensive Care Medicine NASDAQ: MDCO Slide 57 Large acute care market Worldwide, 68 million deaths projected in 2030 World Health Statistics 2008. WHO: http://www.who.int/whosis/whostat/EN_WHS08_Full.pdf Top-5 causes Deaths (M) (%) Heart attack 9.6 (14.2) Stroke 8.2 (12.1) Exacerbation of COPD 5.8 (8.6) Pneumonia 2.6 (3.8) Road traffic accidents 2.4 (3.6)

THE MEDICINES COMPANY Acute | Intensive Care Medicine NASDAQ: MDCO Slide 58 Growing demand Lifestyle changes are driving a shift in geography Murray CJL, Lopez AD, eds. The Global Burden of Disease: Boston, Mass: Harvard School of Public Health; 1996 1990 2020 India N. America | W. Europe Middle East China Former Socialist States Asia Pacific Latin America Sub-Saharan Africa Thousands of deaths

Angiomax® (bivalirudin)

Market leading solution: PCI anticoagulation


Angiomax
(bivalirudin)
250 mg


Angiox 250 mg
bivalirudin

~5m patients
35k lives saved
50k transfusions
5k hospital years
$2.5b+ savings

Sources: Rassen et al EJC | Cohen et al JACC | Pinto et al. JACC | Kessler et al AHJ

THE **MEDICINES** COMPANY Acute | Intensive Care Medicine NASDAQ: MDCO
59

THE MEDICINES COMPANY Acute | Intensive Care Medicine NASDAQ: MDCO Slide 60 Indication and Important Safety Information Angiomax® (bivalirudin) for Injection is a direct thrombin inhibitor indicated for use as an anticoagulant in patients undergoing percutaneous coronary intervention (PCI) with provisional use of glycoprotein IIb/IIIa inhibitor (GPI) and in patients with, or at risk of, heparin-induced thrombocytopenia (HIT) or heparin-induced thrombocytopenia and thrombosis syndrome (HITTS), undergoing PCI. Angiomax is also indicated for use as an anticoagulant in patients with unstable angina undergoing percutaneous transluminal coronary angioplasty (PTCA). Angiomax is intended for use with aspirin and has been studied only in patients receiving concomitant aspirin. The safety and effectiveness of Angiomax have not been established in patients with acute coronary syndromes (ACS) who are not undergoing PCI or PTCA. Important Safety Information: Angiomax (bivalirudin) for Injection is contraindicated in patients with active major bleeding and hypersensitivity (e.g., anaphylaxis) to Angiomax or any of its components. Hemorrhage can occur at any site. An unexplained fall in blood pressure or hematocrit, or any unexplained symptom, should lead to serious consideration of a hemorrhagic event and cessation of Angiomax administration. Angiomax should be used with caution in patients with disease states associated with an increased risk of bleeding. In gamma brachytherapy, an increased risk of thrombus formation, including fatal outcomes, has been associated with the use of Angiomax. The most common adverse reaction for Angiomax was bleeding (28%). Other adverse reactions (>0.5%) for Angiomax were headache, thrombocytopenia, and fever.

THE MEDICINES COMPANY Acute | Intensive Care Medicine NASDAQ: MDCO Slide 61 Pipeline Large acute care pipeline Compound Current Proposed patient population Oritavancin Ph. III Acute infections MDCO-157 505(b)2 ACS/PCI Cangrelor Ph. III ACS/PCI/bridge to surgery MDCO-216 Ph. I ACS

THE MEDICINES COMPANY Acute | Intensive Care Medicine NASDAQ: MDCO Slide 62 MDCO-157* Captisol-enabled® IV clopidogrel • Potential indication IV option in situations where administration of oral platelet inhibitors is not feasible or desirable • Regulatory pathway First patient enrolled dose response PD study 505(b)(2) development plan *MDCO-157 is an investigational drug not approved for commercial use in any market.

THE MEDICINES COMPANY Acute | Intensive Care Medicine NASDAQ: MDCO Slide 63 Oral agent challenges in ACS Patient Type Prevalence ( % ACS) Reference Pre-hospital resuscitation 8.7% PREMIER Investigators AJC(2012) International Journal of Cardiology (2008) Intubated on admission 4.0% PREMIER Investigators AJC(2012) International Journal of Cardiology (2008) Cardiogenic Shock 7.2% Gusto1 Circulation (1996) Nausea or Vomiting 60% (V-30%) Fuller AJC (2009) Partial or delayed absorption All STEMI (15 - 20% ) Heestermans Thrombosis Research (2008) Use of narcotic analgesics All STEMI (15 - 20%) ACC/AHA/ESC guidelines (2010) Patients with CHF 10-15% of all PCI GRACE Eur J Heart Fail. (2012) Premier (2011)

THE MEDICINES COMPANY Acute | Intensive Care Medicine NASDAQ: MDCO Slide 64 Oral clopidogrel in AMI Comparison of changes in platelet aggregation induced by 5 umol/l (A) between STEMI patients (n=9) and health controls (n=10) after administration of a 600 mg clopidogrel loading dose. ( Haastermans, 2009)

THE MEDICINES COMPANY Acute | Intensive Care Medicine NASDAQ: MDCO Slide 65 Oral clopidogrel in PCI patient

THE MEDICINES COMPANY Acute | Intensive Care Medicine NASDAQ: MDCO Slide 66 MDCO-157* Captisol-enabled® IV clopidogrel • Significant unmet need Bioavailability of oral agents in acute ACS is not ideal • Opportunity The Medicines Company has the right vision, know how and global customer reach to develop and commercialize acute anti-platelet solutions globally *MDCO-157 is an investigational drug not approved for commercial use in any market.

“Shots-on-Goal” Business Model and Select Portfolio Assets Nishan de Silva, MD Vice President Corporate Development

• Most drugs fail, but not all • Large and diverse portfolio of opportunities maximizes odds of business success • Ligand has a robust portfolio of partnered programs Ligand’s Business Model: “Shots-on-Goal” 68

11% 5% 27%41% 15% 70 Partnered Programs 69 Preclinical Marketed NDA/ Phase 3 Phase 2 Phase 1 Key programs include: • Promacta (GSK) • Kyprolis (Onyx) • Aprela (Pfizer) • Dinaciclib (Merck) • BACE (Merck) • Clopidogrel-IV (MDCO) • Carbamazepine- IV (Lundbeck) Ligand’s Portfolio: 70 “Shots-on-Goal”

70 • Marketed by GSK for ITP since late 2008 • Recently approved for chronic hepatitis C • Long patent protection through 2027 • Potential for major label expansion- over 25 active clinical trials • Significant royalty rates: — Less than $100 million: 4.7% — $100 to $200 million: 6.6% — $200 to $400 million: 7.5% — More than $400 million: 9.4% Oral Medicine that Boosts Platelets to Treat Thrombocytopenia 6.6% 9.4% Promacta

71 Global brand with significant momentum Approved in 91 countries Promacta/Revolade

$ m ill ion s *Sales figures converted from GBP to USD Note: “EMAP” = Emerging Markets Asia Pacific 72 Continued strong growth across geographies 2011 2012 % Growth YoY Prior Q ROW 50% 33% EMAP 150% 0% EU 56% 17% US 50% 14% TOTAL 62%* 15%* Promacta: Regional Quarterly Revenue

• Approved November for “the treatment of thrombocytopenia in patients with chronic hepatitis C to allow initiation and maintenance of interferon-based therapy” • GSK has commercial and scientific presence focused on hepatologists and infectious disease specialists • GSK focused on launch excellence 73 Promacta Launch in HCV

• Major industry investment to achieve interferon-free regimen • However, significant opportunities remain for Promacta — Interferon off patent in coming years, likely to become low-cost therapy and remain standard-of-care in larger emerging markets — Drugs in development not equally effective against all genotypes — Genotypes 2-6 more common outside developed markets 74 Source: Nature Outlook, June 9, 2011, Vol 474, p. S3 • Promacta meets significant unmet medical need for the sickest HCV patients Promacta and HCV “All Oral” Landscape

Promacta: HCV Opportunity



150+ million
5.3 million
100,000
Worldwide HCV prevalence
Worldwide HCV with low platelets
Patients required for $2B sales

- 100,000 patients represents only ~2% of worldwide HCV patients with low platelets
- Feasible for Promacta to capture 100,00 patients worldwide over 3-5 years after launch
  - U.S. alone has 147,000 eligible patients (per GSK)
- Represents estimated $2 billion total revenue opportunity over this period

Source: World Health Organization Hepatitis C Fact Sheet

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76 ITP Oncology-Related Thrombocytopenias • MDS • AML • CIT Others Chronic hepatitis C Approved 2008 Approved 2012 Future Promacta: Potential Label Expansion

Promacta: Development in MDS

- MDS patients develop severe cytopenia, require frequent transfusions
- Excess bleeding results in major complications or death for nearly 25% of patients*
- ~17,000 MDS patients in the U.S.
- Data from Phase 2 placebo-controlled study to be presented at ASH

* ***Expert Opinion:*** Thrombocytopenia & Myelodysplastic Syndrome http://www.medscape.org/viewarticle/565023

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• AML is fast-growing cancer • Abnormal red blood cells and platelets can quickly crowd out normal cells • Pre-clinically, Promacta inhibits leukemia cell growth • ~14,000 AML patients in the U.S. • Data from Phase 1 dose-escalation study to be presented at ASH 78 Promacta: Development in AML

• Rare disease where bone marrow does not produce enough new cells • Patients have low red cells, white cells and platelets • Promacta data published in New England Journal of Medicine July 5, 2012 suggest potential use beyond supportive care — NIH–sponsored Phase 2 study — Patients refractory to immunosuppressive therapy at high risk of death and bleeding — 44% of patients achieved a response in at least one type of blood cell, with minimal toxicity — Improvements seen in red and white cells as well as platelets 79 Promacta: Aplastic Anemia

Highlights of Select Portfolio Assets

BACE: Alzheimer’s Opportunity 81 • Elevated beta amyloid found in Alzheimer’s patients’ brains • BACE inhibitors reduce beta amyloid levels • Merck reported single doses associated with up to 92% mean reduction in beta amyloid levels from baseline • Merck’s remarks from Q3 2012 call: “We are also excited about BACE… …Alzheimer’s disease is a priority area for the company, and the amyloid hypothesis remains a leading approach for disease modification for Alzheimer’s disease.” – Kenneth Frazier, Chairman, President and CEO • Ligand entitled to royalties on current lead compound

• Cyclin dependent kinase (CDK) inhibitor • Merck recently initiated a Phase 2b/3 adaptive study in refractory Chronic Lymphocytic Leukemia (CLL) • Novel molecule with patent protection • Ligand entitled to milestones and royalties Dinaciclib: Late-Stage Oncology Asset CDK Control of the Cell Cycle 82

Aprela: Late-Stage Women's Health Asset 83 • Once-daily, oral, tissue-selective estrogen complex containing bazedoxifene (SERM) and conjugated estrogens (Premarin®) • Bazedoxifene discovered by Ligand, licensed to Wyeth (now Pfizer) in 1990s • Targeted Indication: Treatment of symptoms associated with menopause and osteoporosis • European Medicines Agency accepted Pfizer’s MAA submission July 2012 – Pfizer expects decision from EU in 2013 • Ligand entitled to milestones and royalties

• Ligand advancing development of proprietary program for stem cell transplant conditioning • Program integrates Captisol into an existing product to create new, high-value transplant offering • Low-risk, late-stage opportunity • Rare combination of 505(b)(2) pathway and Orphan designation • Evaluating options to market ourselves or out-license to a specialty oncology company Captisol-Enabled Melphalan Opportunity 84

Melphalan: Multiple Myeloma Overview

Stem Cell Transplant Used Throughout Long Continuum of Multiple Myeloma Treatment


Asymptomatic
Symptomatic / Relapsing
Refractory
Autologous stem cell transplant (ASCT)
Active Myeloma
Remission
Relapse
Myeloma Burden
Frontline Therapy
2nd and 3rd-line Therapy
4th-line Therapy
← 2-3 years→
← 1-2 years→
←1-2 years→
←6 months-1 year→

Sources: NCCN guidelines, UpToDate, Physician interviews, Survey results
(1) Other conditioning regimens include irradiation, fludarabine, cyclophosphamide, and busulfan

85

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• Multiple myeloma incidence growing 1.7% annually in U.S. • Stem cell transplants growing at nearly double that rate • Current IV Melphalan market $130 million, with predominant use in stem cell transplants  IV Melphalan market well- positioned for future growth 5.2K 5.3K 5.4K 5.6K 5.7K 5.8K 1.9K 1.9K 2.0K 2.1K 2.3K 2.4K 0.3K 0.3K 0.3K 0.4K 0.4K 0.4K 2012E 2013E 2014E 2015E 2016E 2017E Third line transplant received Second line transplant received First line transplant received 7.3K 7.6K 7.8K 8.1K 8.3K 8.6K Total Multiple Myeloma HSCT Volume, 2012-2017 Sources: ACS, Survey results, Leerink Swan, Survey results 86 Multiple Myeloma Stem Cell Transplants Will Continue to Grow

87 Melphalan: The Next Generation Alkeran® (Reference Listed Drug) includes Propylene Glycol Captisol-enabled® Melphalan, Propylene Glycol-Free (LGD-353) • 2 vial system • 60 min infusion (stability) • 1 vial system • Up to 24 hour infusion • Potential for higher dosing over longer duration Product Presentation Description

Potential News and Catalysts

	Milestone	Partner	Ligand Estimated Timing
2012	Melphalan pivotal trial initiation	Unpartnered	December
	Promacta HCV commercial launch	GSK	December
	Promacta data in MDS, AML at ASH	GSK	December
2013	Oncology Phase 2 initiation	MEI Pharma	1Q
	CE-Carbamazapine Phase 3 data	Lundbeck	1H
	Promacta data in CIT	GSK	Mid-Year
	CE-Delafloxacin Phase 3 initiation	Rib-X	Mid-Year
	Pradefovir IND submission	Chiva	Mid-Year
	CUDC-101 Phase 2 initiation, head and neck cancer	Curis	Mid-Year
	Aprela EU approval	Pfizer	2H
	Kyprolis Phase 3 data	Onyx	Year-End
	Melphalan NDA filing	Unpartnered	Year-End
	CE-Clopidogrel NDA Filing	MDCO	Year-End

88

Ligand